UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant [ ]

                           Check the appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
    0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total Fee Paid:

         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3) Filing Party:

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         4) Dated Filed:

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
                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

                        NOTICE OF ANNUAL GENERAL MEETING

    Notice is hereby given that the 8th Annual General Meeting of Flexible Solutions International, Inc. will be held:

             AT 6:00PM ON THURSDAY THE 26TH OF JUNE 2008 AT THE HEAD
                 OFFICE OF FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                                615 DISCOVERY ST.
                           VICTORIA, BC V8T 5G4 CANADA


                                ORDINARY BUSINESS

                                    DIRECTORS
DIRECTORS

1. Vote to re-elect the five (5) directors to the Board of Directors in accordance with the Company's Constitution, for the upcoming year:

                A) Daniel B. O'Brien
                B) Dr. Robert O'Brien
                C) John H. Bientjes
                D) Dale Friend
                E) Eric Hodges

OPTIONS

2. Vote to approve the granting of the following options to officers and directors:

          A) John H. Bientjes 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.

          B) Dale Friend 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.

          C) Eric Hodges 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.



OTHER BUSINESS

3. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

VOTING RIGHTS
Pursuant to the by-laws of the Company, the board of Directors has fixed the close of business of the 8th of May, 2008 as the record date. Holders of common stock of record at this date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Each share of Common Stock is entitled to one non-cumulative vote on all matter that may properly come before the meeting. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and vote their shares in person. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

VOTE REQUIRED
A majority vote of the Company's outstanding shares of common stock is required to approve all matters presently scheduled to come before the meeting. Assuming that a quorum is obtained, a majority to those shares represented at the meeting is necessary to approve the proposed matters.

PROXIES
Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by facsimile. The person soliciting a proxy shall pay all costs of solicitation.

ELECTION OF BOARD OF DIRECTORS
Pursuant to the By-Laws of the Company and the Nevada Corporation Laws, the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). The following people have been nominated to serve as Directors for the ensuing year:

                A) Daniel B. O'Brien
                B) Dr. Robert O'Brien
                C) John H. Bientjes
                D) Dale Friend
                E) Eric Hodges

MISCELLANEOUS
So far as the Board of Directors of the Company is aware, no matters other than those described in the Notice will be acted upon at the meeting.


                                      By Order of the Board
                                      Dated this 2nd day of June, 2008

                                      /s/DANIEL B. O'BRIEN
                                      Daniel B. O'Brien
                                      President/CEO/Treasurer/Secretary/Director

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     ANNUAL GENERAL MEETING -- JUNE 26, 2008

Flexible Solutions International, Inc. (the "Company") will hold its Annual General Meeting of Shareholders at 6:00PM ON THURSDAY, THE 26TH OF JUNE at the offices of FLEXIBLE SOLUTIONS INTERNATIONAL INC. 615 DISCOVERY ST., VICTORIA, BC V8T 5G4, CANADA to consider the items of the attached notice of shareholder meeting. All items on the attached notice are more fully described in this proxy statement.

The only securities eligible to vote at the annual meetings are the Company's common shares. Only shareholders of record at the close of business on the 8th of MAY, 2008 will be eligible to vote at the annual meeting. On that date, 14,057,567 common shares entitled to give voting instructions were outstanding. Each common share and each exchangeable share not held by the Company or its affiliates entitles the holder to one vote at the annual meeting. Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the Secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by facsimile. The person soliciting a proxy shall pay all costs of solicitation.

Under Nevada law and the Company's Articles of Incorporation, if a quorum is present at the meeting: (5) the five nominees for election as directors will be elected directors if the number of votes cast in favour the matter exceeds the number of votes cast against it.

In the election of directors, any proposal by the Board of Directors, or other business, if a shareholder or broker abstains from voting or fails to vote it will have no effect on the approval of the proposal because abstentions and broker non-votes do not represent votes cast by shareholders.

The Company's annual report to shareholders for 2007 is being mailed with this Proxy Statement to shareholders entitled to vote at the 2008 Annual General Meeting.

                                      615 Discovery Street, Victoria BC, V8T 5G4
Tel:  250.477.9969                                            Fax:  250.477-9912
                                                       WWW.FLEXIBLESOLUTIONS.COM

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Pursuant to the By-Laws of the Company and the Nevada Corporation Laws the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). All of the nominees currently are directors of the Company elected by the shareholders.

Unless a shareholder instructs otherwise on the proxy card, it is intended that the shares represented by properly signed proxies in the accompanying form will be voted for the persons nominated by the Board of Directors. The Board of Directors anticipates that the listed nominees will be able to serve, but if at the time of the meeting any nominee is unable or unwilling to serve, the proxy holders may vote such shares at their discretion for a substitute nominee.

NOMINEES FOR ELECTION - TERMS EXPIRE IN 2008
Daniel B. O'Brien has been President and a Director of Flexible since June 1998. He has been involved in the swimming pool industry since 1990 when he founded our subsidiary, Flexible Solutions Ltd. which was purchased by Flexible Solutions International, Inc. in August 1998. From 1990 to 1998 Mr. O'Brien was also a teacher at Brentwood College where he was in charge of outdoor education.

Dr. Robert N. O'Brien has been a member of the Company's Board of Directors since June 1998. Dr. O'Brien was a Professor of Chemistry at the University of Victoria from 1968 until 1986 at which time he was given the designation of Professor Emeritus. He held various academic positions since 1957 at the University of Alberta, the University of California at Berkley, and the University of Victoria. While teaching, Dr. O'Brien acted as a consultant and served on the British Columbia Research Council from 1968 to 1990. In 1987, Dr. O'Brien founded the Vancouver Island Advanced Technology and Research Association. Dr. O'Brien received his Bachelor of Applied Science in Chemical Engineering from the University of British Columbia in 1951; his Masters of Applied Science in Metallurgical Engineering from the University of British Columbia in 1952; his Ph.D. in Metallurgy from the University of Manchester in 1955; and, was a Post Doctoral Fellow in Pure Chemistry at the University of Ottawa from 1955 through 1957.

John H. Bientjes has been a member of our Board of Directors since February 2000. Mr. Bientjes has been the manager of the Commercial Aquatic Supplies Division of D.B. Perks & Associates, Ltd., located in Vancouver, British Columbia, since 1984. The company markets supplies and equipment to commercial swimming pools which are primarily owned by municipalities. Mr. Bientjes graduated in 1976 from Simon Fraser University in Vancouver, British Columbia with a Bachelor of Arts Degree in Economics and Commerce.

Dale Friend was elected a Director in December 2002. She has a diversified background in the area of accounting and her experience has been primarily in business, offering a wide range of accounting knowledge. Ms. Friend is currently working for Novas Capital Corp. with her main duties being accounting. Previous to that, she was an accounting manager of DB Perks and Associates, comptroller for a Lock and Security firm in Vancouver and a Senior Trust Analyst for Alderwoods Group, formerly The Loewen Group. Prior to that she was with Telus, formerly BC Tel, for almost a decade in various accounting, auditing and financial planning positions.

Eric Hodges was elected to the Board in September 2004. He is a Victoria based accountant with decades of experience. His financial education is from the University of Washington in Seattle where he played for the Huskies football program. Mr. Hodges continued playing football after college, with a successful, multiyear professional career with the BC Lions of the Canadian Football League. Eric is extremely familiar with both Canadian and US GAAP (generally acceptable accounting principles), since he has clients in both countries. Furthermore, his wide range of experience with small and quickly growing companies will be an asset to the Board

COMMITTEES: MEETINGS OF THE BOARD OF DIRECTORS
Nominating committee. There is no nominating committee.

The Company has a Compensation Committee and an Audit Committee. The Compensation Committee and the Audit Committee were formed in 2002. John Bientjes and Dr. Robert O'Brien comprise the compensation committee. John Bientjes, Dale Friend and Eric Hodges are the Audit Committee, whereas 2 of 3 signatures are required. The Compensation Committee recommends to the Board the compensation of executive officers. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation Committee met once during the fiscal year ended Dec 31, 2007, and the Audit Committee met four times during the fiscal year ended Dec 31, 2007.

The Company's Board of Directors held one meeting during the fiscal year ended Dec 31, 2007, at which time all the then Directors were present or consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors consists of three directors, all of whom are independent directors. The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors the selection or retention of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Cinnamon, Jang & Willoughby, independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Cinnammon, Jang & Willoughby the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters included a discussion of Cinnamon, Jang & Willoughby's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Cinnamon, Jang & Willoughby also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with Cinnamon, Jang & Willoughby, that firm's independence.

AUDIT FEES
Cinnamon Jang Willoughby was paid aggregate fees of $55,484 for the for the fiscal year ended December 31, 2007 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years.

AUDIT-RELATED FEES
CJW was paid $12,106 for the fiscal year ended December 31, 2007 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

TAX FEES
Cinnamon Jang Willoughby was paid aggregate fees of $2,176 for the fiscal year ended December 31, 2007 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services were calculation and filing of 2006 income tax return.

OTHER FEES
Cinnamon Jang Willoughby was paid no other fees for professional services during the fiscal year ended December 31, 2007.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended Dec 31, 2007, for filing with the U.S. Securities and Exchange Commission.

DIRECTORS' COMPENSATION
We have agreed to issue to our non-employee directors options to purchase 5,000 shares of our common stock annually for serving as a director. However, Dr. Robert N. O'Brien will not receive director options in any year in which he receives options for other services. We currently pay Dr. O'Brien additional options for assisting in research and development and patent prosecution. The amount of such options are determined annually by the board of directors with Dr. O'Brien abstaining from the vote on such matter. Dr. O'Brien was granted a a series of options totalling 250,000 share options with 50,000 vesting each year over the next five years in 2006. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any Director undertaking any special services on behalf of the Company other than services ordinarily required of a Director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely upon a review of the copies of Forms 3 and 4 and 5 thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock were made with respect to the Company's fiscal year ended Dec 31, 2007.

SUMMARY COMPENSATION TABLE
The following table sets forth certain information about the compensation paid or accrued to the person who was the Company's chief executive officer during the fiscal year ended December 31, 2007 (the "named executive officer").

                                ANNUAL COMPENSATION                        LONG TERM COMPENSATION AWARDS
                                                                        AWARDS                  PAYOUTS
                Year     Salary    Bonus      Other Annual     Restricted    Options       All           Other
                                              Compensation    Stock Awards   Awards        LTIP       Compensation
                                                                                          Payouts
                          ($)       ($)           ($)             ($)          ($)          ($)            ($)
Daniel O'Brien   2007   140,154      --            --              --              --         --             --
President, CEO   2006   150,109      --            --              --         340,217         --             --

*Mr. O'Brien was the only executive officer during the above years.

BENEFICIAL OWNERSHIP OF COMMON SHARES
SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                                  COMMON STOCK          PERCENTAGE

Daniel B. O'Brien (1)(2)(3)              4,891,900               34.6%
Dr. Robert N. O'Brien  (1)(2)(3)         1,970,000               13.9%
John H. Bientjes (1)(3)                     35,000                   *
Dale Friend  (1)(3)                         25,000                   *
Eric Hodges (1)(3)                          20,000                   *

All directors and officers
    as a group (5 persons)               6,941,900               48.5%

*  Less than 1%

(1) Applicable percentage of ownership at March 15, 2008, is based upon 14,057,567 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 15, 2008, are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2) Address for this shareholder is 2614 Queenswood Drive, Victoria, BC, V8N 1X5, Canada.

(3) Includes shares which may be acquired on the exercise of stock options as follows.

DIRECTOR'S OPTIONS - EXERCISABLE

NAME                      NO. OF OPTIONS    EXERCISE PRICE     EXPIRATION DATE

Daniel B. O'Brien            50,000             $4.25        December 31, 2007
                             20,000             $3.60        December 31, 2008
                             50,000             $3.00        November 26, 2009
                            100,000             $3.25        January   5, 2011
                            100,000             $3.25        January   5, 2011
Dr. Robert N. O'Brien        25,000             $4.25        December 31, 2007
                             20,000             $3.60        December 31, 2008
                             25,000             $3.00        November 26, 2009
                             50,000             $3.25        January   5, 2011
                             50,000             $3.25        January   5, 2011
John H. Bientjes              5,000             $4.25        December 31, 2007
                              5,000             $3.60        December 31, 2008
                              5,000             $3.00        November 26, 2009
                              5,000             $3.25        January   5, 2011
                              5,000             $3.60        December 18, 2012
Dale Friend                   5,000             $4.25        December 31, 2007
                              5,000             $3.60        December 31, 2008
                              5,000             $3.00        December 26, 2009
                              5,000             $3.25        January   5, 2011
                              5,000             $3.60        December 18, 2012
Eric Hodges                   5,000             $3.60        December 31, 2008
                              5,000             $3.00        November 26, 2009
                              5,000             $3.25        January   5, 2011
                              5,000             $3.60        December 18, 2012

Below options are not exercisable until vesting date.
DIRECTOR'S OPTIONS - REQUIRING SHAREHOLDER APPROVAL

NAME                      NO. OF OPTIONS  EXERCISE PRICE     VESTING DATE       EXPIRATION DATE
Daniel B. O'Brien           100,000             $3.25      December 31, 2008    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      Decmeber 31, 2009    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      December 31, 2010    Janaury 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2008    January 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      Decmeber 31, 2009    January 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2010    Janaury 5, 2011
John H. Bientjes              5,000             $3.60      December 31, 2008    January 31, 2013
Dale Friend                   5,000             $3.60      December 31, 2008    January 31, 2013
Eric Hodges                   5,000             $3.60      December 31, 2008    January 31, 2013

% OF DIRECTOR'S OPTIONS BASED ON A TOTAL OF 1,995,440 OPTIONS OUTSTANDING

Daniel B. O'Brien                31.1%
Dr. Robert N. O'Brien            16.0%
John H. Bientjes                  2.0%
Dale Friend                       1.5%
Eric Hodges                       1.2%

OPTIONS EXERCISED BY OFFICERS AND DIRECTORS IN THE YEAR ENDED DEC 31, 2007

                           OPTIONS EXERCISED                  VALUE REALIZED
Dan O'Brien                        NIL                             NIL
Dr. Robert O'Brien                 NIL                             NIL
John Bientjes                      NIL                             NIL
Dale Friend                        NIL                             NIL
Eric Hodges                        NIL                             NIL


OWNERS OF MORE THAN 5%
We have no knowledge of any shareholders owning more than 5% of the Company stock.

PROPOSAL NO. 2:  RATIFICATION  OF OPTION  GRANTS TO OFFICERS AND  DIRECTORS
As a means of incentive and compensation, the Company plans to grant options as follows. The Board of Directors has agreed to issue the directors who are not also employed by the Company options to purchase 5,000 shares of common stock annually for serving as a director. However, Dr. Robert N. O'Brien will not receive director options in any year in which he receives options for other services. Dr. Robert N. O'Brien will be paid in additional options for assisting in research and development and patent prosecution. The amount of such options is determined annually by the Board of Directors with Dr. Robert N. O'Brien not voting on such matter.

Daniel B. O'Brien: NIL

Dr. Robert N. O'Brien: NIL

John H. Bientjes: 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.

Dale Friend: 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.

Eric Hodges: 5,000 options to buy common shares with a strike price of $3.60/share, vesting on December 31, 2008 and expiring on January 31, 2013.


ORDINARY BUSINESS

PROPOSAL NO. 3: APPROVAL OF ANNUAL REPORT
We have enclosed our 10KSB as filed with the SEC on March 31, 2008.

PROPOSAL NO. 4: APPROVAL OF AUDITORS
Vote to approve the Auditors, Cinnamon, Jang & Willoughby for the ensuing year. Cinnamon, Jang & Willoughby have been our Auditors since June, 2003. We have been pleased with their performance.

OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the meeting. If any other matters come before the meeting, the proxy holders intend to vote on such matters in accordance with their best judgement.

REQUEST FOR COPY OF FORM 10KSB
Shareholders may request a copy of the Form 10KSB (also known as the Annual Report) by writing to the Company's Head Office:

                              615 Discovery Street
                          Victoria, BC, Canada V8T 5G4
                 or download online at www.flexiblesolutions.com

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company no later than Dec 31, 2008.

                                    EXHIBIT A

Charter of Audit Committee of the Board of Directors

Audit committee purpose

The Audit committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibilities. The Audit committee primary duties and responsibilities are to:

1. Monitor the integrity of the Company `s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

2. Monitor the independence and performance of the Company `s independent auditors and any internal auditing department.

3.   Report to the Board of Directors, as appropriate.

4.   Review areas of potential significant financial risk to the company.

5. The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has access to the independent auditors as well as anyone in the organization. The audit committee has the ability to retain at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meeting

Audit committee members shall meet the requirements of the American stock exchange. The Audit committee shall be comprised of two directors as determined by the board one of whom shall be an independent non-executive director free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial management expertise.

Audit committee members shall be appointed by the Board. If an audit committee chair is not designated or present the members of the committee may designate a chair by majority vote of the committee membership.

The committee shall meet at least three times annually or more frequently as circumstances dictate. The audit committee chair shall prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the committee, or at least its chair, should communicate with management and the independent auditors quarterly to review the company's financial statement and significant findings based upon the auditor's limited review procedures.

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Audit Committee Responsibilities and Duties

Review Procedure

1. Review and reassess the adequacy of this charter at least annually. Submit the charter to the board of directors for approval and have the document published at least every three years in accordance with SEC regulations.


2. Review the company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.


3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposure and the steps Management has taken to monitor control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

     The Chair of the Committee may represent the entire audit committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the audit Committee and the Board of Directors .The Audit committee shall review The independence and performance of the auditors and annually Recommend to the board of directors the appointment of the Independent auditors or approve any discharge of auditors When circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis the committee should review and discuss with the independent auditors, all significant relationships they have with the company that could impair the auditor's independence.

8. Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the result of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committee in accordance with AICPA SAS 61.

10.  Consider  the  independent   auditors'   judgment  about  the  quality  and
     appropriateness of the company's accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

11. Annually prepare a report to shareholders required by the Securities Exchange Commission. The report should be included in the Company's annual proxy statement.

12. Perform any other activities consistent with this charter, the Company's by-laws and governing law, as the committee or the Board deems necessary or appropriate.

13. Maintain minutes of meeting and periodically report to the Board of Directors on significant results of the foregoing activities.

14.  Periodically perform self-assessment of audit committee performance.

15.  Review CFO and controller succession planning within the Company.